MEMBERS LIFE INSURANCE COMPANY
TRUSTAGE™ ZONECHOICE ANNUITY
STATUTORY PROSPECTUS DATED MAY 1, 2026
TRUSTAGE™ ZONECHOICE ADVANTAGE ANNUITY
STATUTORY PROSPECTUS DATED MAY 1, 2026
TRUSTAGE™ ZONE INCOME ANNUITY
STATUTORY PROSPECTUS DATED MAY 1, 2026
TRUSTAGE™ ZONECHOICE INCOME ANNUITY
STATUTORY PROSPECTUS DATED MAY 1, 2026
Supplement dated July 20, 2026
The purpose of this Prospectus supplement is to notify Contract owners and prospective investors that our systems are currently unavailable while we investigate a recent cybersecurity event. As part of our response and recovery efforts, we proactively shut down many of our systems on July 10 and are working to restore them and resume operations.
We are currently unable to accept and process applications for new Contracts. Although the next scheduled issue date would be July 25, 2026, we expect we will not be able to issue Contracts on that date. The incident has limited our ability to access and review pending applications. However, those applicants who submitted applications during the outage will be contacted once functionality is restored.
The incident has also resulted in a temporary suspension of our ability to process Contract transactions, including but not limited to: investment allocation changes, cash withdrawals, surrenders, systematic withdrawals, beneficiary changes, death claim payments, dollar cost averaging, and rebalancing.
Disruption to our online and telephone services has also affected our ability to receive requests. Our website, www.trustage.com, will provide updated information about contacting us as it becomes available.
We have interim processes in place to facilitate systematic withdrawals, as well as cash withdrawal and surrender requests received by mail. Withdrawal and surrender requests may be mailed to MEMBERS
Life Insurance Company, 2000 Heritage Way, Waverly, IA 50677. We are diligently working to restore the ability for Contract owners to submit withdrawal and surrender requests by telephone, and we expect to provide the additional option to submit withdrawal and surrender requests online through our website soon. Please note that payments may be delayed due to manual processing requirements and ongoing system limitations.
While we investigate the scope and impact of the event, our teams are working diligently to restore services quickly and safely. Pending transactions received in good order after July 10 will be processed once transaction processing resumes, with systematic withdrawals, cash withdrawal requests, and surrender requests receiving priority. We will process such requests for existing Contracts as if they had been processed on the dates that they were received by us in good order, as applicable.
No action is required on your part. By the time you receive this supplement, service and transaction processing may have already been restored.
Please keep this supplement with your Prospectus and records for future reference.